                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 10.5

                                      1. THIS CONTRACT IS A RATED ORDER   RATING DOA6    PAGE 1 OF 40
           AWARD/CONTRACT                UNDER DPAS (15 CFR 700)
-----------------------------------------------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT) NO.   3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

 W52P1J-05-C-0015                        3 FEB 2005                            SEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE W52P1J   6. ADMINISTERED BY (IF OTHER THAN ITEM 5)     CODE  S4404A
   HQ AFSC                                             DCMA SAN ANTONIO
   AMSFS-CCA-R                                         615  EAST HOUSTON STREET
   MITZI WAGNER (309)782-4657                          P O  BOX 1040
   ROCK ISLAND, IL 61299-6500                          SAN ANTONIO   TX 78294-1040

   BLDGS 350 & 390

E-MAIL ADDRESS: WAGNERM@AFSC.ARMY.MIL                      SCD C  PAS S4404A4906APC    ADP PT HQ0338
-----------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO. STREET, CITY,     8. DELIVERY
   COUNTY, STATE, AND ZIP CODE)                             [ ] FOB Origin [X] Other (See Below) SEE SCHEDULE
   VALENTEC SYSTEMS INC.
   2618 YORK AVE                                         9. DISCOUNT FOR PROMPT PAYMENT
   MINDEN, LA 71055-2618

 TYPE BUSINESS: Other Small Business Performing in U.S. 10. SUBMIT INVOICES                         ITEM
                                                        (4 COPIES UNLESS OTHERWISE SPECIFIED)        12
 CODE  1PD90               FACILITY CODE                TO THE ADDRESS SHOWN IN:
-----------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR           CODE       12. PAYMENT WILL BE MADE BY                        CODE  HQ0339
    SEE SCHEDULE                              DFAS COLUMBUS CENTER
                                              DFAS-CO/WEST ENTITLEMENT OPERATIONS
                                              P.O. BOX 182381
                                              COLUMBUS, OH 43218-2317
-----------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:    14. ACCOUNTING AND APPROPRIATION DATA
[X] 10 U.S.C. 2304(c)(3  )    [ ] 41 U.S.C. 253(c)(  )               SEE SECTION G
-----------------------------------------------------------------------------------------------------------------------
   15A. ITEM NO.   15B. SCHEDULE OF SUPPLIES/SERVICES   15C. QUANTITY   15D. UNIT    15E. UNIT PRICE   15F. AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SEE SCHEDULE      CONTRACT TYPE:                          KIND OF CONTRACT:
                    Fixed-Price Economic Price Adjustment    Supply Contracts and Priced Orders

-----------------------------------------------------------------------------------------------------------------------
                                                                 15G. TOTAL AMOUNT OF CONTRACT    $1,969,500.00
-----------------------------------------------------------------------------------------------------------------------

                                           16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------
(X)  SECTION        DESCRIPTION           PAGE(s) (X)  SECTION               DESCRIPTION                PAGE(s)
-----------------------------------------------------------------------------------------------------------------------
                Part I - The Schedule                  Part II - Contract Clauses
X       A     Solicitation/Contract Form    1     X      I        Contract Clauses                        32
X       B     Supplies or Services and      7          Part III - List Of Documents, Exhibits, And Other Attachments
              Prices/Costs
X       C     Description/Specs/Work        10    X      J        List of Attachments                     40
              Statement
X       D     Packaging and Marking         16         Part IV - Representations And Instructions
X       E     Inspection and Acceptance     18           K        Representations, Certifications, and
                                                                  Other Statements of Offerors
X       F     Deliveries or Performance     28
X       G     Contract Administration       29           L        Instrs., Conds., and Notices to Offerors
              Data
X       H     Special Contract              30           M        Evaluation Factors for Award
              Requirements

                            Contracting Officer Will Complete Item 17 Or 18 As Applicable
-----------------------------------------------------------------------------------------------------------------------
17. [ ] Contractor's Negotiated Agreement (Contractor is     18. [X] Award (Contractor is not required to sign this
required to sign this document and return ________           document.) Your offer on Solicitation Number
copies to issuing office.) Contractor agrees to furnish      W52P1J04R0180 including the additions or changes made by
and deliver all items or perform all the services set        you which additions or changes are set forth in full
forth or otherwise identified above and on any               above, is hereby accepted as to the items listed above
continuation sheets for the consideration stated herein.     and on any continuation sheets. This award consummates
The rights and obligations of the parties to this            the contract which consists of the following documents:
contract shall be subject to and governed by the             (a) the Government's solicitation and your offer, and
following documents: (a) this award/contract, (b) the        (b) this award/contract. No further contractual document
solicitation, if any, and (c) such provisions,               is necessary.
representations, certifications, and specifications,
as are attached or incorporated by reference herein.
(Attachments are listed herein.)
-----------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                20A. NAME OF CONTRACTING OFFICER
                                                                  NORM BROWN
                                                                  BROWNN@AFSC.ARMY.MIL (309)782-3607
-----------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR               19C. DATE SIGNED       20B. UNITED STATES OF AMERICA         20C. DATE SIGNED

By                                                           By /s/ Norman L. Brown                3 Feb 2005
  ---------------------------------------                       ----------------------------------
  (Signature of person authorized to sign)                      (Signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                         25-106           STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITIONS UNUSABLE                            GPO: 1985 0-478-632     PRESCRIBED BY GSA-FAR (4.8 CFR) 53.214(a)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 2 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

1. This document constitutes award of solicitation W52P1J-04-R-0180 and is subject to the terms and conditions stated herein.

2. The contract award is for a total of 50,000 each M14B4 Spiral wrap Cartridge Cases, at a unit price of $39.39, for a total contract price of $1,969,500.00.

3. First article is required and is to be in accordance with section E of the contract.

4. FOB destination as follows: 20,000 each to Blue Grass Army Depot
                               15,000 each to McAlester Army Ammunition Plant 15,000 each to Hawthorne Army Depot

5. This contract award also includes a 100% evaluated option for FY 05 at a unit price of $36.66 and a 100% evaluated option for FY 06 at a unit price of $38.47, These options may be exercised anytime preceding the end of each fiscal year ending 30 September each year, by giving written notice to the contractor. See clause, IF6080, 52.217-6 Evaluated Option for Increase Quantity.

6. Award is made only to the M14B4 Spiral Wrap Cartridge Case (Clin 0003 with subclins). The M14 Brass Cartridge case (Clin 0001 with subclins) and M14B1 steel Cartridge Case (Clin 0002 with subclins) shown in the solicitation are not awarded and hereby cancelled. All clauses that make reference to clins 0001 and 0002 do not apply.

7. Early deliveries will be accepted at no additional coat to either party.

                         *** END OF NARRATIVE A 007 ***

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

        Regulatory Cite                   Title                      Date
        ---------------             -----------------              --------
A-1     52.252-4500                 FULL TEXT CLAUSES              SEP/1997
        LOCAL

1. This contract incorporates one or more clauses and provisions by reference, with the same force and effect as if they were set forth in full text. upon request the Contracting officer will make their full text available.

2. The entire body of full text regulatory and command unique clauses and provisions will no longer be included in solicitations or contracts. These clauses and provisions have the same force and effect as if the entire full text was included in the solicitation/contract. where text has been Incorporated by reference three astericks are put in its place (***).

3. You can view or obtain a copy of the clauses and provisions on the internet at: www.afsc.army.mil/ac/aais/ioc/clauses/index.htm. Click on command unique first to locate the clause. If it is not located under command unique click on regulatory to find.

4. All full text clauses have a 6 or 7 as the third digit of the clause number (i.e. AS7000).

                                 (End of clause)

(AS7001)


1. This Request for Proposal (RFP) solicits proposals for three (3) different types of cartridge cases in support of the 105MM Recap program. Award will be made to the ONE (1) Cartridge Case that represents the best value to the Government. Only one award will be made, offerors may submit proposals on any or all of the cartridge case types. The three (3) types are H14 Brass, NSN:
1315-00-824- 4503, P/N: 7548409, M14B1 Steel, MSN: 1315-00-077-2129, P/N:
7548025 and M14B4 Spiral Wrap, NSN: 1315-01-335-7918, P/N: 12938083. Offers are
solicited with First Article and F.O.B. Destination. The RFP contains an evaluated option of 100% for each FY05 and FY06.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 3 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

2. Most of the RFP clauses apply to all of the items, however if a clause applies to a specific item, the CLIN will be identified before the clause text. If a clause applies to all items and requires item specific information, that information will be identified by CLIN number.

3. This RFP is restricted to U.S. and Canadian sources under the authority of 10 USC 2304 (c)(3). Offerors are cautioned that the requirement must be manufactured in the U.S. or Canada to include forging and heat treatment. Proposals must be submitted in U.S. dollars.

4. There are three (3) separate Technical Data Packages (TDP) for this solicitation. Two (2) TDP's (M14 Brass and N14B1 Steel) are classified as Distribution A and are available via the website. One (1) TDP (M14B4 Spiral wrap) is classified as Distribution C and is not releasable through the website. To obtain a copy, you must submit a request in writing to the contract specialist.

5. Offers are advised that a Best value approach will be used to evaluate proposals submitted in response to this RFP. All offerors are cautioned to pay specific attention to Section L, "Instructions and Conditions for Submission of Proposals', and to Section M in its entirety. Award will be based on the following factors and subfactors:

      (A) Capability/Facilities (Go/No-Go)
      (B) Past Performance (to include)

          (1) On Time Delivery

          (2) Quality

      (C) Price
      (D) Small Business Utilization

Under the Best value approach, the Government is not bound to award to the lowest evaluated price offer in the event that other evaluation factors justify payment of a premium. Award will be made to the offeror whose proposal is determined to be the best value to the Government based upon the cited criteria. Offerors are responsible for including sufficient detail to permit a complete and accurate evaluation of their proposal. The Government will not make assumptions concerning an offeror's intent, capabilities, facilities or experience. Clear identification is the sole responsibility of the offeror. Offerors are cautioned to ensure that their proposal is complete, including all fill-in's and blanks in the solicitation.

6. Offerors should note the provision at AFAR 52.215-1, "Instructions to Offerors-Competitive Acquisition". The Government intends to award a contract resulting from this RFP without discussions with offerors (except clarifications described in PAR 15.306(a). Therefore, offerors initial proposals should contain the beat terms from all factors/subfactors standpoint. However, the Government reserves the right to conduct discussions if determined necessary by the procuring contracting officer.

7. This solicitation will result in a firm fixed price contract with a mandatory Economic Price Adjustment (EPA) clause for brass/steel. The EPA clause is numbered as I-62. Potential offerors are cautioned that failure to provide the price information required by that clause may render your offer nonresponsive. The cost data provided in this clause will not be considered in the evaluation of price. This information will be used only in the calculation of an applicable EPA. For a better understanding of the EPA clause, the following examples are given:

                               EPA CLAUSE EXAMPLE

BACKGROUND - The unit price of the item being purchased is $100.00. The unit price makeup for material (brass and/or steel only) is $50.00. (This is the price of brass and/or steel - it does not include additives such as labor, 0/H, OLA and profit)/

The EPA clause allows an adjustment based on the total unit price that, in this case is $100.00. The EPA clause allows for an upward adjustment of up to 10%. There is no downward limit-on the Adjustment. This adjustment is aggregate, not per occurrence, during the same contract or option period. There is no immediate adjustment for changes in material (brass and/or steel) prices of + or - 3% ($3) to the total unit price, unless requested by either party after final delivery.

EXAMPLE A. During contract performance, the unit price makeup of brass/steel rises by $8, from $50 to $58. This $8 increase amounts to 8% of the unit price of the item. Because the rise in unit price of brass/steel is within the 10% limit established by the clause, the contractor is entitled to receive an increase of $8 per unit.

EXAMPLE B. During contract performance, the unit price makeup of brass/steel drops by $5, from $50 to $45. This $5 decrease amounts to 5% of the unit price of the item. Because the drop in the price of brass/steel is within the downward limit established by the clause, the Government is entitled to receive a decrease of $5 per unit.

EXAMPLE C. During contract performance, the unit price makeup of brass/steel rises by $15, from $50 to $65. This $15 increase amount to 15% of the unit price of the item. Because the rise in the price of brass/steel is greater than the 10% limit established by the clause, the contractor is entitled to receive an increase of only $10 per unit.

EXAMPLE D. During contract performance, the unit price makeup of brass/steel drops by $13, from $50 to $37. This $13 decrease amounts to

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 4 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

13% OF the unit price of the item. As there is no downward limit established by the clause, the government is entitled to a decrease of $13 per unit.

                         *** END OF NARRATIVE A 001 ***

1. The following changes are hereby made to this solicitation.

   Delete clause 52.219-9 (I-18) "Small Business Subcontracting Plan - Alternate
      II", from page 31 Section I.

   Delete Clause 52.226-2 (K-13) "Historically Black College or University or
      Minority institution Representation", page 44 Section K.

   Add Clause 52.219-16 "Liquidated Damages - Subcontracting Plan"

   Add Clause 52.226-1 "Utilization of Indian Organizations and Indian-Owned
      Economic Enterprises"

   Add Clause 252.226-7001 "Utilization of Indian Organizations and
      Indian-Owned Economic Enterprises"

2. The added clauses are attached.

3. The closing date will remain unchanged.

4. All other terms and conditions remain unchanged.

                         *** END OF NARRATIVE A 002 ***

NSN- 1315-00-824-4503

P/N: 7548409

1. The purpose of this amendment is to extend the closing date from 17 Aug 04 to 26 Aug 04, at 3:00 PM CT.

2. All other terms and conditions remain unchanged.

                         *** END OF NARRATIVE A 003 ***

The purpose of this amendment is to do the following:

      1. Notify all potential offerors that the M14B4 Item Specification was missing from TDP/CD 12938083. This information will be sent to potential offerors who have already requested a copy of this TDP. As TDP 12938083 is classified as Distribution c, any offerors who have not already requested a copy must do so in writing to the contract specialist. The TDP and item specification will be sent via U.S. Mail.

      2. Clarify the M14B4 Spiral Wrap Cartridge Case -

      - Is not a hybrid design, it is an improvement to the previous design. Test quantities of the improved case with base cup were made and have been ballistically tested and incorporated as the current design. The base cup was added so that higher pressure charges could be used with the cartridge case.

      - M14B4 cartridge Case is used on all 105mm rounds, the M915/916 have their own unique Cases.

      - Specifications MIL-V-12276 and MIL-C-46487 are hereby reinstated, however paragraph 4.4.5.3 of specification MIL-V-12276 for ODCs reveals a test is required which uses 1 ml of carbon tetrachloride.

      A non ODC alternative method to paragraph 4.4.5.3 OF MIL-V-12276 is hereby provided:

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 5 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

FEP Test Method Std No 141 Method 7356.1.

see section J, attachment 010 for a copy of these specifications (note the spec provided does not cite the non ODC alternative method).

         - Drawing 7548320 is the current/preferred packaging for the M14B4 Cartridge case.

      3. Clarity M14 Brass Cartridge Case -

         - Clarification is made to DTL 7548409, paragraphs 3.5 and 4.4.6:
      The 15# dead load defines "freely enter". The contractor can easily supply a gage to referee the force needed to chamber any case that seems, to the operator, to require extra effort to chamber. No extraction force is specified.

         A chamber gage will be provided as GFE.

      4. Clarify M14B1 Steel Cartridge Case

         - Drawings 9280433. 9280434 and 9280435 are incorporated. (See Section J, attachment 011).

         - Characteristics listed in DTL 7548025, 4.3.2.1, "Case, cartridge, before plating" shall be inspected before plating, as stated. Characteristics in 4.3.2.2, "Case, cartridge, after plating" shall be inspected after plating. characteristics in 4.3.2.3, "Case, cartridge, after coating with wax" shall apply after coating with wax.

      5. Incorporate Engineering Change Proposal (ECP) R04Q2008 (See Section J, attachment 012).

      6. contractors are advised the EPA clause (Page 2, paragraph 7 and Page
36. Clause I-62 of the basic solicitation) is not mandatory.

      7. Reference section B of the solicitation, Clins 0001AB/AC, 0002AB/AC and 0003AB/AC, the FOB Point is changed from Origin to Destination. The quantity and destinations are as follows:

            20,000 ea Blue Grass Army Depot

            15,000 ea McAlester Army Ammunition Plant

            15,000 ea Hawthorne Army Depot

      8. Clause 52.214-7 entitled "Hand-Delivered Bids, Quotes, or Proposals" (LS7003), on pages 48 and 49 of the solicitation has been revised and is furnished in this amendment.

The closing date is hereby extended to 01 Sep 04, 3:00 PM CT.

Acknowledgement of this amendment is required.

All other terms and conditions remain unchanged.

                         *** END OF NARRATIVE A 004 ***

1. The purpose of this amendment is to incorporate additional information into section C, FAR clause 52.210-4501. This information is applicable to Clin 0003 (M14B4 Spiral Wrap Cartridge Case):

      All product Drawings Add: Distribution Statement C

      On Drawing 12938083, Varnish Specs MIL-c-46487 and MIL-v-12276 Can be Used for this Procurement.

      All Inspection Drawings Add: Distribution Statement A

      Drawing 8647358, Change Spec from OO-T-830 to ASTM A681

      The following test will replace the test that uses carbon Tetrachloride of Spec MIL-v-12276. "FEP TEST METHOD STD #141 METHOD 7356.1"

      The following cancelled specs can be used for this TDP: MIL-V-12276 and MIL-C-46487

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 6 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

2. The closing date remains 1 Sep 04, 3:00 PM CT.

3. All other terms and conditions remain unchanged.

                         *** END OF NARRATIVE A 005 ***

1.The purpose of this amendment is to make the following clarification.

  This is applicable to Clin 0003 (M14B4 Spiral wrap Cartridge Case):

  Reference specification MIL-C-48423A, paragraph 6.1 - The PCO will approve a "process control lot" test prior to submission of FAT. If a contractor chooses to take that option, the contractor must state this in their proposal. Contractor mast also specify the number of rounds to be pre-tested in accordance with the specification. Additional government testing costs will then be calculated into the evaluation process.

2. Revised Section M (revision of price evaluation, para 3(c)) is enclosed.

3. The closing date remains unchanged.

4. All other terms and conditions remain unchanged.

                         *** END OF NARRATIVE A 006 ***

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 7 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

 ITEM NO                       SUPPLIES/SERVICES                   QUANTITY   UNIT   UNIT PRICE       AMOUNT
----------   ---------------------------------------------------   --------   ----   ----------   --------------
             SECTION B  -  SUPPLIES OR SERVICES AND PRICES/COSTS

0003         PRODUCTION QUANTITY

             NSN: 1315-01-335-7918
             NOUN: M14B4   SPIRAL WRAP CART. CASE
             FSCM: 19200
             PART NR: 12938083
             SECURITY CLASS: Unclassified

0003AA       FIRST ARTICLE                                            1        LO    $ ** NSP **  $    ** NSP **

             NOUN: M14B4  SPIRAL WRAP CART. CASE

             Packaging and Marking

             Inspection and Acceptance

             INSPECTION: Origin   ACCEPTANCE: Origin
             Government Approval/Disapproval Days: 45

             Deliveries or Performance

             DOC                SUPPL
             REL CD  MILSTRIP   ADDR   SIG CD  MARK FOR   TP CD
                001             Z55555                      3
             DEL REL CD         QUANTITY           DEL DATE
                001                1            02 - MAY - 2005

             FOB POINT: Origin

             SHIP TO: PARCEL POST ADDRESS
             (Z55555)   SEE SECTION E

0003AB       PRODUCTION QUANTITY                                     35000      EA    $ 39,39000   $ 1,378,650.00

             NOUN: M14B4 SPIRAL WRAP CTG CASE
             PRON: HH3B6038N2 PRON AMD: 01   ACRN: AA
             AMS CD: 41374220020

             Packaging and Marking

             Inspection and Acceptance

             INSPECTION: Origin     ACCEPTANCE: Origin

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 8 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

 ITEM NO                      SUPPLIES/SERVICES                    QUANTITY   UNIT   UNIT PRICE       AMOUNT
----------   ---------------------------------------------------   --------   ----   ----------   --------------
             Deliveries or Performance

             DOC                  SUPPL

             REL CD   MILSTRIP    ADDR   SIG CD  MARK FOR  TP CD
              001   W52PIJ5029A710   W22PVK  M               3

             DEL REL CD             QUANTITY      DEL DATE
                001                  7,000      30-SEP-2005
                002                  7,000      31-OCT-2005
                003                  6,000      30-NOV-2005

             FOB POINT: Destination

             SHIP TO: PARCEL POST ADDRESS

             (W22PVK)  XU MUNITIONS STORAGE POINT
                       BLUE GRASS ARMY DEPOT
                       2091 KINGSTON HWY
                       RICHMOND                 KY 40475-5000

             DOC                  SUPPL

             REL CD  MILSTRIP     ADDR    SIG CD MARK FOR  TP CD
               002  W52PIJ5029A711   W65XME  M               3

                    PROJ CD       BRK BLK PT
                     HMX

             DEL REL CD             QUANTITY      DEL DATE
                001                  7,500      30-DEC-2005
                002                  7,500      30-JAN-2006

             FOB POINT: Destination

             SHIP TO: PARCEL POST ADDRESS
             (W65XME)   XU W39Y USA MAC DEPOT HAWTHORNE
                        WHOLESALE SUP ACCT
                        1 SOUTH MAIN AVE
                        HAWTHORNE        NV 89415-9404

0003AC       PRODUCTION QUANTITY                                    15000      EA    $ 39,39000   $ 590,850.00

             NOUN: M14B4 SPIRAL WRAP CTG CASE
             PRON: HH4B6037M2     PRON AMD: 01    ACRN: AB
             AMS CD: 41370630016

             Packaging and Marking

             Inspection and Acceptance

             INSPECTION: Origin      ACCEPTANCE: Origin

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 9 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

 ITEM NO                      SUPPLIES/SERVICES                    QUANTITY   UNIT   UNIT PRICE    AMOUNT
----------   ---------------------------------------------------   --------   ----   ----------   ---------
             Deliveries or Performance

             DOC                  SUPPL

             REL CD   MILSTRIP    ADDR   SIG CD  MARK FOR  TP CD
              001   W52PIJ5029A712  W44XMF  M               3

                    PROJ CD       BRK BLK PT
                     HMK

             DEL REL CD             QUANTITY      DEL DATE
                001                  7,500      28-FEB-2006
                002                  7,500      30-MAR-2006

             FOB POINT: Destination

             SHIP TO: PARCEL POST ADDRESS
             (W44XMF)   XR W390 MCALESTER ARMY AMMO PLANT
                        WHOLESALE SUP ACCT
                        MCALESTER         OK  74501-5000

0004         DATA ITEM                                                               $ ** NSP **  $ ** NSP **

             SECURITY CLASS: Unclassified

             Contractor will prepare and deliver the technical data in accordance with the requirements, quantities, and schedules set forth in the Contract Data
             Requirements List (DD Form 1423), Exhibit A.

                                   (End of narrative B001)

             Inspection and Acceptance

             INSPECTION: Origin      ACCEPTANCE: Origin

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 10 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

       Regulatory Cite                Title                       Date
       ---------------   ----------------------------------     ---------
C-l        52.210-4501   DRAWINGS/SPECIFICATIONS                MAR/1988
             LOCAL

The following information is applicable to Clin 0001 (M14 Brass Cartridge Case):

In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and inspection and Acceptance are contained elsewhere.

      The following drawing(s) and specifications are applicable to this procurement.

      Drawings and Specifications in accordance with enclosed Technical Data Package Listing - TDPL 7548409 with revisions in effect as of 1 Aug 03 (except as follows):

The following engineering changes apply to this procurement action:

  DOCUMENT      DELETE   REPLACE WITH
  -----------   ------   ------------
  PL  7548409     X           - -

      All product drawings without distribution statement are to be Distribution "A".

      Inspection drawings Distribution Statement A. applies.

The following information is applicable to Clin 0002 (M14B1 Steel Cartridge
Case):

      In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

      The following drawing(s) and specifications are applicable to this procurement.

      Drawings and Specifications in accordance with enclosed Technical Data Package Listing - TDPL 7548025 with revisions in effect as of 29 May 03 (except as follows):

The following engineering changes apply to this procurement action:

Drawing         Delete                  Replace With
-------         -------------           ----------------
7548235         DOD-STD-00100           MIL-STD-100
7548235         PPP-B-636               ASTM D5118/D518M
7548235         PPP-T-45                A-A-1492

ASTM D4727/D4727M will be used for material requirements of double faced Corrugated Fiberboard.

The following specifies Recycle Content Requirements for selected packaging materials:

"The Comprehensive Procurement Guideline (CPG) requirements shall be included in this contract. The CPG program includes a listing of EPA Categories and Designated Items that must contain specified amounts of recovered/recycled materials. Detailed and updated information pertaining to the CPG program can be found at << http://www.epa.gov/cpg/ >> . Packaing materials must either meet or exceed the CPG unless otherwise specified*.

Document     Delete
---------    ------
PL7548025       X

The following information is applicable to Clin 0003 (M14B4 Spiral Wrap Cartridge Case):

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 11 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

      In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/packing and Inspection and Acceptance are contained elsewhere.

      The following drawing(s) and specifications are applicable to this procurement.

      Drawings and Specifications in accordance with enclosed Technical Data Package Listing - TDPL 12938083 with revisions in effect as of 1 Aug 03 (except as follows):

The following engineering changes apply to this procurement action:

   All product drawings add: Distribution Statement C

   On drawing 12938083, varnish specs MIL-C-46487 and MIL-V-12276 can be used for this procurement

      All inspection drawings add: Distribution A

      Drawing 8647258 change spec from: QQ-T-830 to ASTM A681

                           (End of statement of work)

(cs6100)

 C-2  52.246-4506  STATEMENT OF WORK FOR STATISTICAL PROCESS CONTROL   FEB/1999
      LOCAL

The following is applicable to Clins 0001, 0002 and 0003:

      In accordance with DI-MGMT-80004 and contract clause 52.246-4506, the following supplemental information shall be considered and used when designing your general and detailed SPC plans.

1.0 General Management Plan

      This section shall define management's SPC responsibilities and involvement and shall include management's commitment to continuous process improvement. The plan shall embrace a total commitment to quality and shall be capable of standing on its own merit.

1.1 policy/Scops: Describe the Contractor's policy for applying SPC, including goals and management commitment to SPC.

1.2 Applicable Document: List documents that are the basis for the contractor's SPC program (i.e., ANSI standard, textbooks, Government documents).

1.3 SPC Management Structure: Define the SPC management structure within the organization. Identify and include interrelationships of all departments involved in SPC (i.e., Production, Quality, Engineering, purchasing, etc.). Identify by job title or position all key personnel within departments involved in the application of SPC. Describe which functions are performed by key personnel and when these functions are performed (i.e., include personnel responsible for performing inspections/audits, charting and interpreting data; personnel responsible for determining, initiating and implementing corrective action upon detecting assignable causes, etc.).

1.4 SPC Training: identify by job title or position the primary individual responsible for overseeing that SPC training is accomplished. Describe the qualification program required and in use for all personnel utilizing SPC techniques, including the qualification of trainers. Identify who is to be trained and the type, extent and length of such training (i.e., on-the-job, classroom. etc.). Identify when refresher training is required and how personnel using SPC techniques are monitored.

1.5 Manufacturing Controls: Identify the criteria for performing SPC gage capability studies and describe how and when these studies should be applied. Repeatability and accuracy of gages should be addressed.

1.6 Determination of SPC Use: Describe how the process/operation parameters are determined appropriate for SPC application and explain what actions are taken if SPC is not deemed appropriate for critical, special and major process/operation parameters (i.e., Pareto analysis, analysis of characteristics with tight tolerances, etc.).

1.7 process stability and Capability:

      a. Identify the criteria for performing process capability studies and describe how and when these studies are applied. Describe how the process capability index is calculated and include the frequency of these calculations. Describe what actions are taken as methodologies when process capability is for variable and attribute data. To determine a capable process, the

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 12 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

process/operation parameters shall meet the following requirements:

            (1) Variable data: Process capability (Cp) shall be determined. Process performance index shall be greater than or equal to 1.33 (Cpk). For critical parameters/characteristics, the process performance index shall be greater than or equal to 2.0 (Cpk).

            (2) Attribute data: Process capability/performance shall be the percent beyond the upper/lower specification limit less than or equal to .003 percent (Cpk = 1.33).

      b. Describe what actions will be taken if process/operation is sub-marginal or marginal (Cpk less than 1.33 or 2.0 for criticals or grand average fraction defective is greater than .003 percent).

      c. Include analysis of statistical distributions and define all formulas and symbology utilized.

1.8 Control Chart Policy:

      a. Type of charts to be used (i.e., x bar/R x bar/S, etc.) and rationale for use; the criteria for selection of sample size, frequency of sampling and rational subgroups.

      b. Procedures for establishing and updating control limits, including frequency of adjustments.

      c. Criteria for determining out-of-control conditions (i.e., trends, points beyond control limits, etc.) and the corrective action taken, to include failure analysis when the process is unstable or when nonconforming product has resulted from unstable processes. Illustrate out-of-control tests.

      d. Describe the method of recording pertinent facts on control charts such as changes in raw materiel, Machines, manufacturing methods and environment, and corrective actions taken and describe how control charts are traceable to the product.

1.9 Vendor/Subcontractor Purchase Controls: Identify whether suppliers are required to utilize SPC and describe the extent the vendor's policies and procedures are consistent with in-house procedures of the prime contractor. Describe the following: methods utilized to determine that suppliers have adequate controls to assure defective product is not produced and delivered; the system utilized to audit suppliers, what will be audited and how often, what action will be taken when out-of-control conditions exist at subcontract or/vendor facilities.

1.10 SPC Audit System: At a minimum, the contractor's SPC Audit System shall consist of auditing compliance with the planned arrangements specified in the general and detailed SPC plans followed by a review and analysis of the outcome to include implementation of necessary corrective action.

1.11 SPC Records: Identify various records to be used in support of SPC And describe their use. Identify retention periods.

2.0 Detailed Plan:

      This section shall detail specific manufacturing process/operation parameters under control.

2.1 Control of Process/Operation parameters or Characteristics:

      a. Identify the following for each process/operation by name or characteristic under control:

            (1) Identify process/operation by name or characteristic and provide rationale for selection; justification for nonselection if the parameter or characteristic is identified as critical, special and/or major.

            (2) Describe how the characteristic is proceduced; the chain of events, type and number of machines involved, location of manufacturing facility, tolerances maintained, etc.

            (3) production and inspection machinery used. Include the production rate, number of shifts and length of shifts plus whether inspection is fully or semi-automatic or manual. If manual, identify the type of gages in use.

            (4) Identify the type of charts to be maintained and whether the process/operation is performed in-house or subcontracted oupt; identify facility/vendor where process/operation parameters are targeted for SPC.

2.2 Reduction or Elimination of Inspection/Test: The Procuring Contracting Officer (PCO) will accept submissions of requests for reduction or elimination of final acceptance inspection/testing when the requirements of the SPC contract clause and this SOW are met. Each request shall contain and/or address the following: control charts documenting twenty (20) consecutive production shifts or more for the same process/operation parameter under control; type of control chart utilized; control chart limits and process average or grand average fraction defective (as applicable); definition of out-of-control condition and corrective actions taken during out-of-

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 13 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

control conditions; specification and part number.

                           (End of statement of work)

(CS7100)

   C-3 52.246-4535   STATEMENT Of WORK - AMMUNITION DATA CARDS AND
                     REPORT OF CONTRACTOR                               AUG/2002

       LOCAL         BALLISTIC TESTING

The following is applicable to Clins 0001, 0002 and 0003:

Ammunition Data Cards shall be prepared in accordance with MIL-STD-1168 and shall follow the format required by the world wide web application identified as WARP or Worldwide Ammunition-data Repository Program. Additional details on WARP are provided below. Prior to gaining access to WARP contractor/facility personnel involved in the preparation of ammunition data cards shall obtain a user name and password for the Army Electronic Product Support (AEPS) network. Instructions and help for obtaining access to ASPS are provided below:

AEPS Access Procedures

The Army Electronic Product support (AEPS) is a Department of Defense logistics website. Entering ABPS will allow you access to the SECURED AREA of the Army Electronic Product Support Network. A username and password are required to enter this area. Only authorized DoD personnel and contractors with current active contracts with DoD will receive access into the AEPS website. If you have a requirement for the AEPS website, you must fill out and submit the AEPS Access Request Form found at the following web address:

      http://aeps.ria.army.mil/aepspublic.cfm

you must click on "Access Request Form" and continue through the steps until completion and click on SUBMIT. You are required to provide a supervisor name, email and phone number if you are a DoD civilian or military. Government contractors are required to provide CAGE code. Contract Number and COR/COTR with "Government" email address. All requestors must provide their information Assurance Security Officer's (IASO, formerly ISSO) name, email, DSN phone and commercial phone.

After submitting the request, your supervisor/COR/COTR will be emailed a copy of your request and will be asked to verify your information before a user ID will be issued. AEPS User ID and AEPS Login Name mean the same. Your supervisor must REPLY back to the email provding the following:

      Approval?  (YES/NO)

      Supervisor Name

      Supervisor E-Mail

      Supervisor Phone

The COR/COTR must also provide the same information stated above in his/her REPLY plus provide the contract Expiration Date (format - MM/DD/YYYY).

Upon notification from your supervisor/COR/COTR, you will be emailed an AEPS User Login Name and instructions for logging into the AEPS website. You will use the AEPS password that you assigned to yourself when you filled out the access request form.

Once you gain access to the AEPS website, you can change your personal information when needed to keep your file current.

AEPS HELP-DESK and Problem Reporting Procedures

Reporting Problems - The AEPS Help Desk has several means of reporting problems:

      Call 1-888-LOO-HELP (1-888-564-4357) to speak to an AEPS representative

      Contact the AEPS Help-Desk at Comm. (309) 782-0699 or DSN 793-0699 or
      (309) 782-1426 or DSN 793-1426

      Contact the AEPS Help-Desk by FAX: (309) 782-1436 or DSN 793-1426

      Contact the AEPS Webmaster by Email: Webmaster (martinjzoria.army.mil)

Each phone call, email or fax is handled in a prompt and courteous manner. Responses to problems are provided by phone and/or email.

Other means to help assist you in identifying your problems can be found on the AEPS Help Section at web link:

      http://aeps/ria.army.mil/help.cfm

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 14 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

Here you will find Questions and Answers by clicking in either of the two FAQ subcategories reflected under the HELP tab:

      FAQs - AEPS Access Request Process or SSL FAQs - Secured Socket Layer

You may also check out our new Frequently Asked Questions
(https://aeps.ria.army.mil/aepsqa.cfm) page to get answers on access problems as another means of assistance.

The AEPS Help section screen http://aeps.ria.army.milhelp.cfm also reflects two other topics chat can be clicked on to provide further assistance:

      "Password Problems or Request status" at https://aeps.ria.army.mil/request/info/UserScreen.cfm

      "Ask the AEPS Public Help Knowledge Base" at http://aeps.ria.army.mil/help/aepshmlpeain.cfm'

Worldwide Ammunition-data Repository Program (WARP)

Once you have obtained an AEPS user name and password allowing entry to the secured area of AEPS you can access the WARP application by scrolling to the bottom of the list of AEPS applications. The WARP opening main page and all subsequent pages contain Multiple navigational aids to guide you through the process of inputting information necessary for creating a new ammunition data card. An online users manual will provide additional help in the development of an ammunition data card and it is recommended that you download and read the users manual prior to inputting your initial data card. The user's manual also contains screen shots, which depict what the inputter will see during the ADC input process.

Ammunition Data Card Input

ADC input allows current contractors and government facilities the capability to create, and submit for approval, ADCs which meet the former requirement of MIL-STD-1168B. ADCs are automatically forwarded to the respective Governmental Agency Responsible for Acceptance (GARA). The GARA, in most cases the Defense Contract Management Agency (DCMA) Quality Assurance Representative (QAR), reviews contractor input for accuracy and completeness, and after updating the disposition code for the specific lot, submits the ADC to the database. The inputter is granted access only to ADCs identified with its specific manufacturing code, as identified in MIL-HDBK-1461A, Manufacturer's Symbols. The use of previously inputted ADCs through the TEMPLATE option, significantly reduces input effort, while increasing accuracy and consistency of data.

Email Notification

WARP provides immediate, automated notification to process participants when actions are required. When the producer has completed an ADC submission, an email message is routed to the GARA advising that an ADC awaits review and approval. If the GARA approves the ADC as submitted, the ADC is released to the base and an email, with approved data card, is routed back to the originator. If the ADC requires modification or correction to be in accordance with MIL-STD-1168B requirements, an email is provided to the ADC originator advising that corrective action is required prior to approval.

Information Updates

It is important that the System Administrators are apprised when a producer receives a new contract. The producer shall notify OSC-WARPSoc.army.mil within 30 days after receipt of a new contract. Information to be included shall be the contract number, item, GARA, Manufacturer's identification symbol and the names of the individuals who will be inputting ADCs ino the system. If you are a new producer and do not have a Manufacturer's identification symbol, you can obtain one by sending an email to OSC-WARPSosc.army.mil. The email must contain manufacturer's name, address where performance of the contract will take place, and a point of contact.

                           (End of statement of work)

(CS7200)

 C-4     52.248-4502   CONFIGURATION MANAGEMENT DOCUMENTATION      MAY/2001
         LOCAL

The contractor may submit Engineering Change Proposals (ECPs), Value
Engineering change Proposals (VECPs) (code V shall be assigned to an engineering change that will effect a net life cycle cost), including Notices of Revision
(NORs), and Requests for Deviation (RFDs) for the documents in the Technical Data Package (TDP). The contractor shall prepare these documents in accordance with the Data Item Descriptions cited in block 04 on the enclosed DD Form 1423, Contract Data Requirements List.

Contractor ECPa/VECPs shall describe and justify all proposed changes and shall include NORs completely defining the

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 15 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

changes to be made. Contractors may also submit RFDs, which define a temporary departure from the TDP or other baseline documentation under Government control. The contractor shall not deliver any units Incorporating any change/deviation to Government documentation until notified by the Government that the change/deviation has been approved and the change/deviation has been incorporated in the contract.

If the Government receives the same or substantially the same VECPs from two or more contractors, the contractor whose VECP is received first will be entitled to share with the Government in all instant, concurrent, future, and collateral savings.

Duplicate VECPs, which are received subsequently, will be returned to the contractor(s) without formal evaluation, regardless of whether or not the first VECP has been approved and accepted by the Government.

                                 (End of clause)

(CS7600)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 16 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION D - PACKAGING AND MARKING

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

        Ragulatory Cite                Title                  Date
        ---------------      ----------------------         --------
 D-1    52.211-4508          PACKAGING REQUIREMENTS         JUL/1997
        LOCAL

The following is applicable to Clin 0001 (M14 Brass Cartridge Case):

Packaging shall be in accordance with 7348320 revision T, dated 6 Sap 2002.

When lot numbering is required, no more than one lot shall be packaged in an outer shipping container.

Marking shall be in accordance with 7549320, Revision T, dated 6 Sep 2002. 2-D bar code marking is required in accordance with 12982865, Revision, dated 1 May 2003. ECP R3K3021 applies to 12982865.

EXCEPTION: HEAT TREAT WOOD QUALITY MARKING:

      All non-manufactured wood used in the pallotized load shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The pallet manufacturer and the manufacturer of wood to build filler assemblies and spacer/support gate assemblies for the palletized load, shall be affiliated with an inspection agency accredited by the American Lumber Standards Committee. The pallet Manufacturer and the manufacturer of wood used to build filler assemblies and spacer/support gate assemblies for the palletised load shall ensure traceability to the original source of heat treatment. Bach pallet, filler assembly, and spacer/support gate assembly, shall be marked to show the conformance to the International Plant Protection Convention Standard. Pallets, filler assemblies and spacer/support assemblies made of non-manufactured wood shall be heat treated and marked appropriately. The quality mark for the pallet shall be placed on two opposite end posts on the same side as the preservative marking. The quality marking for the filler assemblies and spacer/support assemblies shall be placed on two opposite sides. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant protection Organization's compliance program.

The following is applicable to Clin 0002 (M14B1 Steel Cartridge Case):

Packaging shall be in accordance with 7548235 revision F, dated 15 Nov 1990.

When lot numbering is required, no more than one lot shall be packaged in an outer shipping container.

Marking shall be in accordance with MIL-STD-129, Revision P, dated 15 Dec 2002. Bar code marking is required.

EXCEPTION: WOOD USED IN PALLETIZATION:

      The following beat treatment requirement applies to this contract: All non-manufactured wood used in the palletized load shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The pallet manufacturer and the manufacturer of wood to build filler assemblies and spacer/support gate assemblies for the palletized load, shall be affiliated with an inspection agency accredited by the American Lumber Standards Committee. The pallet manufacturer and the manufacturer of wood used to build filler assemblies and spacer/support gate assemblies for the palletized load shall ensure traceability to the original source of heat treatment. Each pellet, filler assembly, and spacer/support gate assembly, shall be marked to show the conformance to the International Plant Protection Convention standard. Pallets, filler assemblies and spacer/support assemblies made of non-manufactured wood shall be beat treated and marked appropriately. The quality mark for the pallet shall be placed on two opposite end posts on the same side as the preservative marking. The quality marking for the filler assemblies and spacer/support assemblies shall be placed on two opposite sides. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection organization's compliance program.

The following is applicable to Clin 0003 (M14B4 Spiral Wrap Cartridge Case):

Packaging shall be in accordance with 7548320 revision T, dated 6 Sep 2002.

When lot numbering is requited, no more than one lot shall be packaged in an outer shipping container.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 17 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

Marking shall be in accordance with ASTM D3951. Revision 98. dated 10 Nov 1998. Bar code marking is required.

EXCEPTION: WOOD USED IN PALLETIZATION: HEAT TREAT WOOD QUALITY MARKING:

      All non-manufactured wood used in the palletized load shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The pallet manufacturer and the manufacturer of wood to build filler assemblies and spacer/support gate assemblies for the palletized load, shall be affiliated with an inspection agency accredited by the American Lumber Standards Committee. The pallet Manufacturer and the manufacturer of wood used to build filler assemblies and spacer/support gate assemblies for the palletized load shall ensure traceability to the original source of heat treatment. Each pallet, filler assembly, and spacer/support gate assembly, shall be marked to show the conformance to the International Plant Protection Convention Standard. Pallets, filler assemblies and spacer/support assemblies made of non-manufactured wood shall be heat treated and marked appropriately. The quality mark for the pallet shall be placed on two opposite end posts on the same side as the preservative marking. The quality marking for the filler assemblies and spacer/support assemblies shall be placed on two opposite sides. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their Rational Plant Protection Organization's compliance program.

                                 (End of clause)

(DS6303)

 D-2    52.247-4521     UNITIZATION/PALLETIZATION                    MAR/1918
        LOCAL

The following is applicable to Clins 0001, 0002 and 0003:

            (a) Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more, unless skids or other forklift handling features are included in the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease in stacking.

            (b) A palletized load shall not exceed 4,000 pounds and should not exceed 52 inches in length or width, or 54 inches in height. When the item being palletized is ammunition/explosive, at least one of the horizontal dimensions must be less than 47 inches. When level A packaging is required, a four-way entry pallet or pallet box, shall be used. All pallet loads shall contain the load in a manner that will permit safe, multiple rehandling during storage and shipment

                                 (End of clause)

(DS7203)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 18 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION E - INSPECTION AND ACCEPTANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAX Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402

(EA7001)

        Regulatory Cite               Title                              Date
        ---------------  ----------------------------------------      --------
  E-l   52.246-2         INSPECTION OF SUPPLIES-FIXED-PRICE            ADC/1996

  E-2   52.246-16        RESPONSIBILITY FOR SUPPLIES                   APR/1914

  E-3   52.209 4511      FIRST ARTICLE TEST (GOVERNMENT TESTING)       MAY/1994
        LOCAL

The following is applicable to Clin 0001:

      a. The first article shall be performed in accordance with DTL 7548409, Paragraph 4.2 and Table III, shall be examined and tested in accordance with contract requirements, the item specification (s), the Quality Assurance Provisions (QAPS) and drawings listed in the Technical Data Package.

      b. The first article shall be delivered to: Contractor's facility. The first article shall be delivered by the Contractor Free on Board (FOB) destination except when transportation protective service or transportation security is required by other provision of this contract. If such is the case, the first article shall be delivered FOB origin and shipped on Government Bill of Lading.

      c. The first article shall be representative of items to be manufactured using the same processes and procedures as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package provided by the Government.

      d. Prior to delivery, each of the first article assemblies, subassemblies, and components shall be inspected by the Contractor for all contract, drawing, QAP and specification requirements except for any environmental or destructive tests indicated below: None. The contractor shall provide to the contracting officer at least 15 calendar days advance notice of the schedule date for final inspection of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected. Results of contractor inspections (including supplier's and Vendor's inspection records when applicable) shall be verified by the Government Quality Assurance Representative (QAR). The QAR shall attach to the contractor's inspection report a completed DD Form 1222. One copy of the contractor's inspection report with the DD Form 1222 shall be forwarded with the first article, two copies shall be provided to the contracting officer. Upon delivery to the Government, the first article my be subjected to inspection for all contract, drawing, specification, and QAP requirements.

      e. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) whenever a change occurs in the place of performance, manufacturing process, material used, drawing, specification or source supply. When conditions (i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting officer so that a determination can be made concerning the need for an additional first article sample or portion thereof, and instructions provided concerning the submission, inspection and notification of results. Costs of the first article testing resulting from production process change, change in the place of performance, or material substitution shall be borne by the Contractor.

      f. Rejected first articles or portions thereof not destroyed during inspection and testing will be held at the government first article test site for a period of 30 days following the date of notification of rejection, pending receipt of instructions from the Contractor for the disposition of the rejected material. The Contractor agrees that failure to furnish such instructions within said 30 day period shell constitute abandonment of said material by the Contractor and shall confer upon the Government the right to destroy or

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 19 OF 40
CONTINUATION SHEET

                      PIIN/SIIN W52P1J-05-C-0015      MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: SYSTEMS INC.

otherwise dispose of the rejected items at the discretion of the Government without liability to the Contractor by reason of such destruction or disposition.

The following is applicable to Clin 0002:

   a. The first article shall be performed in accordance with DTL 7548025, Paragraph 4.2 and Table II, shall be examined and tested in accordance with contract requirements, the item specification (s), the Quality Assurance Provisions (QAPS) and drawings listed in the Technical Data Package.

   b. The first article shall be delivered to: Contractor's facility. The first article shall be delivered by the Contractor Free on Board (FOB) destination except when transportation protective service or transportation security is required by other provision of this contract. If such is the case, the first article shall be delivered FOB origin and shipped on Government Bill of Lading.

   c. The first article shall be representative of items to be manufactured using the same processes and procedures as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package provided by the Government.

   d. Prior to delivery, each of the first article assemblies, subassemblies, and components shall be inspected by the Contractor for all contract, drawing, QAP and specification requirements except for any environmental or destructive tests indicated below: None. The Contractor shall provide to the Contracting officer at least 15 calendar days advance notice of the schedule date for final inspection of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected. Results of contractor inspections (including supplier's and vendor's inspection records when applicable) shall be verified by the Government Quality Assurance Representative (QAR). The QAR shall attach to the contractor's inspection report a completed DD Form 1222. One copy of the contractor's inspection report with the DD Form 1222 shall be forwarded with the first article; two copies shall be provided to the contracting officer. Upon delivery to the Government, the first article my be subjected to inspection for all contract, drawing, specification, and QAP requirements.

   e. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or
(iii) whenever a change occurs in the place of performance, manufacturing process, material used, drawing, specification or source supply When conditions
(i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for an additional first article sample or portion thereof, and instructions provided concerning the submission, inspection and notification of results. Costs of the first article testing resulting from production process change, change in the place of performance, or material substitution shall be borne by the contractor.

   f. Rejected first articles or portions thereof not destroyed during inspection and testing will be held at the government first article test site for a period of 30 days following the date of notification of rejection, pending receipt of instructions from the Contractor for the disposition of the rejected material. The Contractor agrees that failure to furnish such instructions within said 30 day period shall constitute abandonment of said material by the Contractor and shall confer upon the Government the right to destroy or otherwise dispose of the rejected items at the discretion of the Government without liability to the Contractor by reason of such destruction or disposition.

The following is applicable to Clin 0003;

   a. The first article shall be performed in accordance with MIL-C-48423A with Amendment 3, Paragraph 4.3 and Table I, shall be examined and tested in accordance with contract requirements, the item specification (a), the Quality Assurance Provisions (QAPS) and drawings listed in the Technical Data Package.

   b. The first article shall be delivered to: contractor's facility. The first article shall be delivered by the Contractor Free on Board (FOB) destination except when transportation protective service or transportation security is required by other provision of this contract. If such is the case, the first article shall be delivered FOB origin and shipped on Government Bill of Lading.

   c. The first article shall be representative of items to be manufactured using the same processes and procedures as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package provided by the Government.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 20 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD
NAME  OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

   d. Prior to delivery, each of the first article assemblies, subassemblies, and components shall be inspected by the contractor for a11 contract, drawing, QAP and specification requirements except for any environmental or destructive tests indicated below: None. The Contractor shall provide to the Contracting Officer at least 15 calendar days advance notice of the schedule date for final inspection of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected. Results of contractor inspections (including supplier's and Vendor's inspection records when applicable) shall be verified by the Government Quality Assurance Representative (QAR). The QAR shall, attach to the contractor's inspection report a completed DD Form 1222. One copy of the contractor's inspection report with the DO From 1222 shall be forwarded with the first article; two copies shall be provided to the Contracting Officer. Upon delivery to the Government, the first article my be subjected to inspection for all contract, drawing, specification, and QAP requirements.

   e. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or
(iii) whenever a change occurs in the place of performance, manufacturing process, material used, drawing, specification or source supply. When conditions
(1), (ii), or (iii) above occurs, the Contractor shall notify the Contracting officer so that a determination can be made concerning the need for an additional first article sample or portion thereof, and instructions provided concerning the submission, inspection and notification of results. Costs of the first article testing resulting from production process change, change in the place of performance, or material substitution shall be borne by the Contractor.

   f. Rejected first articles or portions thereof not destroyed during inspection and testing will be held at the government first article test site for a period of 30 days following the date of notification of rejection, pending receipt of instructions from the Contractor for the disposition of the rejected material. The contractor agrees that failure to furnish such instructions within said 30 day period shall constitute abandonment of said material by the contractor and shall confer upon the Government the right to destroy or otherwise dispose of the rejected items at the discretion of the Government without liability to the Contractor by reason of such destruction or disposition.

                                (End of clause)

 (ES6033)

   E-4    52.246-11    HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT        FEB/2004
          LOCAL

The following is applicable to clins 0001, 0002 and 0003:

   (a) Definition. "Contract date", as used in this clause, means the date set for bid opening; or if this is a negotiated contract or a modification, the effective date of this contract or modification.

   (b) The Contractor shall comply with:

            ( ) ISO 9002

            (X) ISO 9001-2000; only design/development exclusions permitted

            ( ) ISO 9001-2000; no exclusions permitted

or an alterate program/system approved by the activity listed in block 7 of the Standard Form 33, in effect on the contract date and which is hereby incorporated into this contract.

                                 (End of clause)

(ES6001)

   E-5    S2.246-4506  STATISTICAL PROCESS CONTROL (SPC)                FEB/2004
          LOCAL

The following is applicable to Clins 0001, 0002 and 0003:

   a. In addition to the quality requirements of the technical data package, the Contractor shall implement Statistical Process Control (SPC) in accordance with a government accepted SPC Program Plan. Control chart techniques shall be in accordance with the American National Standards Institute (ANSI) Bl, B2 and B3. Alternate SPC charting methods may be proposed end submitted to the Government for review.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 21 OF 40
CONTINUATION SHEET

                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

   b. The SPC Program Plan developed by the contractor shall consist of a general plan and a detailed plan. The plans shall be structured as delineated on the Data Item Description referenced in the DD Form 1423. The general and the detailed plans shall be submitted to the government for review per DD Form 1423 requirements. Notification by the Government of acceptance or nonacceptance of the plans shall be provided in accordance with the timeframes specified on the DD Form 1423. Once a general plan for a facility has bean approved by this Command, the approval remains in effect for subsequent contracts as long as the contractual requirements remain substantially unchanged from contract to contract. Therefore, resubmission of a previously accepted general SPC plan is not required if current SPC contract clause and Data Item Description (DID) requirements are fulfilled. If this Command has previously accepted the general SPC plan under essentially the same SPC contractual requirements, so indicate by providing the Contracting Officer with the following information:

      Date of Acceptance _______

      Contract Number(s) _______

   c. The contractor is responsible for updating the general plan to current SPC contractual requirements. If errors or omissions are encountered in a previously accepted SPC general plan, opportunities for improvement will be identified by the Government, and corrective action shall be accomplished by the contractor.

   d. A milestone schedule will be submitted for those facilities who do not have, or have never had, a fully implemented SPC program and will not have a fully operational SPC program once production is initiated. The milestones shall provide a time phased schedule of all efforts planned relative to implementation of an SPC program acceptable to the Government. A milestone schedule shall include implementation start and complete dates for those SPC subjects addressed in the Statistical Process Control Statement of Work located in Section C. The milestone schedule shall only include those actions that can not be accomplished prior to first article or the initiation of production, if a first article is not required. Milestones shall be developed for each commodity identified for SPC application. Milestones shall be submitted through the Government Quality Assurance Representative to the Contracting Officer for review and acceptance. Any deviations from the accepted milestones, to include justification for such deviations, shall be resubmitted through the same channels for review. The Government reserves the right to disapprove any changes to the previously accepted milestones. Notification by the Government of the acceptance or nonacceptance of the milestones shall be furnished to the Contractor by the Contracting Officer.

   e. The Contractor shall review all process and operation parameters for possible application of SPC techniques. This review shall include processes and operations under the control of the prime contractor and those under the control of subcontractor or vendor facilities. A written justification shall be included in the detailed plan for each process and operation parameter that controls or influences characteristics identified as critical, special, or major which have been deemed impractical for the application of SPC techniques. A pamphlet on application of SPC for short production runs is available through the Contracting Officer.

   f. Statistical evidence in the form of control charts shall be prepared and maintained for each process or operation parameter identified in the detailed plan. These charts shall identify all corrective actions taken on statistical signal. During production runs, control charts shall be maintained in such a manner to assure product is traceable to the control charts. At the conclusion of the production run, a collection of charts traceable to the product, shall be maintained for a minimum of 3 years. The control charts shall be provided to the Government for review at any time upon request.

   g. When the process or operation parameter under control has demonstrated both stability and capability, the Contractor -1- request, in writing, through Administrative Contracting Officer (ACO) and Contracting Officer (CO) channels to the Product Assurance and Test Directorate, that acceptance inspection or testing performed in accordance with contract requirements be reduced or eliminated. Upon approval by the CO, acceptance shall then be based upon the accepted SPC plan, procedures, practices and the control charts.

   h. The Government will not consider requests for reduction or elimination of 100% acceptance inspection and testing of parameters or characteristics identified as critical in the technical data package, specifications or drawings of this contract if any one of the following conditions exist:

      (1) The existing process currently utilizes a fully automated, cost effective, and sufficiently reliable method of 100% acceptance inspection or testing for an attribute-type critical parameter or characteristic.

      (2) The Contractor utilizes attribute SPC control chart methods for the critical parameter or characteristic.

      (3) The critical parameter or characteristic is a first order, single point safety failure mode (nonconformance of the critical parameter or characteristic in and of itself would cause a catastrophic failure).

   i. The Government will only consider reduction or elimination of the 100% acceptance inspection or test requirement for other critical parameters or characteristics if either of the following conditions are met:

      (1) The process is in a state of statistical control utilizing variable control chart methods for the critical parameter or characteristic under control and the process performance index (Cpk) is at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance index is being maintained for each production delivery.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 22 OF 40
CONTINUATION SHEET

                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

      (2) The critical parameter or characteristic is conclusively shown to be completely controlled by one or more process or operation parameters earlier in the process, and those parameters are in a state of statistical control utilising variable data, and the product of the probability of the conformance for each earlier parameter associated to the critical characteristic is better then or equal to a value equivalent to that provided by a Cpk of at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance indexes are being maintained, for each production delivery.

   j. For characteristics other than critical, requests for reduction or elimination of acceptance inspection and testing shall be considered when the process performance index is greater than or equal to a Cpk of 1.33 for variables data. Requests shall be considered for attributes data when the percent beyond the specification limits is less than or equal to .003 (Cpk=1.33).

   k. Process or operation parameters under reduced or eliminated inspection or testing that undergo a break in production less than 6 months in length, may continue to operate under reduced or eliminated inspection or testing provided there has been no degradation below a Cpk of 1.33 (2.0 for criticals). Any break in production greater than 6 months shall require resubmission of the request for reduction or elimination of inspection or testing through the same channels cited in paragraph g above.

   l. Not used.

   m. Immediately following a change to a process or operation parameter under reduced or eliminated inspection, the process capability (Cp) or process performance indexes (Cpk) shall be recalculated and documented for variable data; the grand average fraction defective shall be recalculated for attribute data. If any of these values have deteriorated, immediate notification shall be made to the Government along with the associated documentation. Return to original inspection and test requirements may be imposed as stipulated in paragraph n below.

   n. The Government reserves the right to withdraw authorization to reduce or eliminate final acceptance inspection or testing and direct the Contractor to return to original contract inspection or test procedures at any indication of loss of process control or deterioration of quality.

                                 (End of clause)

(ES6034)

E-6       52.246-4530       SUBMISSION OF PRODUCTION LOT SAMPLES (GOVERNMENT TESTING)      MAY/1994
          LOCAL

The following is applicable to Clin 0001 (M14 Brass Cartridge Case):

   a. A Lot acceptance test sample is required to be submitted by the contractor from each production lot tendered to the Government for acceptance. This sample shall consist of: 30 each M14 Cartridges however, if test results indicate a retest, an additional 60 each Cartridges shall be required. Reference DTL 7548409, paragraph 4.3.3.1 and 4.3.3.1.2. The sample units shall be delivered by the Contractor Free on Board (FOB) destination, except when transportation protective service of transportation security is required by other provision of this contract. When such is the case, the sample units shall be delivered FOB origin and shipped to the test facility identified below on a Government Bill of Lading for the following tests:

         TEST: Ballistic test shall be conducted in accordance with DTL 7548409, Paragraphs 3.4 and 4.4

         REQUIREMENTS: The requirements shall be in accordance with DTL 7548409, Paragraph 3.4.1, 3.4.2, 3.4.3 and 3.4.4. See DTL 7548409 Table IV.

         SAMPLE: The ballistic sample size shall be 30 Cartridges. If the test results indicate a retest, an additional 60 Cartridges shall be required.

         TEST FACILITY: Yuma Proving Ground

   b. When the production lot sample consists of components parts which require uploading at a Government Load, Assemble, and Pack (LAP) facility, and a shipping address is provided below, the contractor shall ship the sample units as specified above directly to the LAP facility. The LAP facility, upon completion of the uploading, will be responsible for shipping the samples to the tests facility indicated above in paragraph a.

         LAP FACILITY: Yuma Proving Ground

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 23 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

   c. The sample units shall be randomly selected from the entire lot by or in the presence of the Government Quality Assurance Representative. Unless otherwise specified, the sample units are considered to be destructively tested and are in addition to the units deliverable under the contract.

   d. Prior to selection of the sample units, the lot shall have been inspected to and meet all other requirements of the contract. A sample shall not be submitted from a lot rejected for nonconformance to the detailed requirements of the specifications) and drawing(s) unless authorized by the Contracting Officer.

   e. Unless authorized by the Contracting Officer, the lot from which the samples are drawn shall not be shipped until official notification has been provided by the Contracting Officer that the tested units have satisfactorily met the established requirements. Final acceptance of the lot shall not proceed until such notification has been provided.

   f. If the production lot sample contains samples for ballistic testing, the test samples shall be identified as such on the outer packs and the applicable Ballistic Test Request (BTR) number shall be stenciled on all outer packs and included on all shipping documents.

   g. The Contracting Officer shall by written notice to the Contractor within 30 days after receipt of the sample units by the government, approve, disapprove, or conditionally approve the lot acceptance sample.

   h. If the production lot sample fails to meet applicable requirements, the Contractor may be required at the option of the Government, to submit an additional production lot test sample for test. When notified by the Government to submit an additional production lot test sample, the Contractor shall at no additional cost to the Government make any necessary changes, modifications, or repairs and select another sample for testing. The additional test sample shall be furnished to the Government under the terms and conditions and within the time specified in the notification. The Government shall take action on this test sample within the time limit specified in paragraph g above. All costs associated with the additional testing shall be borne by the Contractor.

   i. If a ballistic test sample fails to meet contractual performance or functional requirements, the Contractor shall reimburse the Government for transportation costs associated with the failing sample, including the cost of transportation protective service and transportation security requirements when such security is required by other provision of this contract. An exception to this requirement for reimbursement of Government transportation costs will occur if the Government determines that the functional test samples failed to meet contractual performance requirements through no fault of the contractor.

   j. If the Contractor fails to deliver any production lot test sample(s) for test within the time or times specified, or if the Contracting Officer disapproves any production lot test sample(s), the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract. Therefore, this contract may be subject to termination for default. Failure of the Government in such an event to terminate this contract for default shall not relieve the contractor of the responsibility to meet the delivery schedule for production quantities.

   k. In the event the Contracting Officer does not approve, conditionally approve, or disapprove the production lot test sample(s) within the time specified in paragraph g above, the Contracting Officer shall equitably adjust the delivery or performance dates, or the contract price, or both, and any other contractual provision affected by such delay in accordance with the procedures provided in the Changes clause. Failure to agree to any adjustment shall be a dispute concerning a question of the fact within the meaning of the clause of this contract entitled Disputes.

The following is applicable to Clin 0002 (M14B1 Steel Cartridge Case):

   a. A lot acceptance test sample is required to be submitted by the Contractor from each production lot tendered to the Government for acceptance. This sample shall consist of: 100 each Cartridge Cases, if test results indicate a retest, an additional 200 cartridges shall be required. After three consecutive accepted production lots, without retest, the quantity for acceptance testing may be reduced to 50. Reference DTL 7548025, Paragraph 4.3.3.1.2. The sample units shall be delivered by the Contractor Free on Board (FOB) destination, except when transportation protective service of transportation security is required by other provision of this contract. When such is the case, the sample units shall be delivered FOB origin and shipped to the test facility identified below on a Government Bill of Lading for the following tests:

         TEST: Service Pressure (reference DTL 7548025, Paragraph 4.4.1.1)

         REQUIREMENTS: Obturation verification; Extraction verification; Primer retention verification; Soundness verification; Failure to chamber; sidewall cracks within one caliber of the head and; all other sidewall cracks (reference DTL 7548025, Paragraph 4.4.1.1a, 4.4.1.1b, 4.4.1.1c,
         4.4.1.1d, 4.4.1.1e and Table III)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 24 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

         SAMPLE: See Paragraph A above.

         TEST FACILITY: Yuma Proving Ground

   b. When the production lot sample consists of components parts which require uploading at a Government Load. Assemble, and Pack (LAP) facility, and a shipping address is provided below, the contractor shall ship the sample units as specified above directly to the LAP facility. The LAP facility, upon completion of the uploading, will be responsible for shipping the samples to the tests facility indicated above in paragraph a.

         LAP FACILITY: To Be Determined

   c. The sample units shall be randomly selected from the entire lot by or in the presence of the Government Quality Assurance Representative. Unless otherwise specified, the sample units are considered to be destructively tested and are in addition to the units deliverable under the contract.

   d. Prior to selection of the sample units, the lot shall have been inspected to and meet all other requirements of the contract. A sample shall not be submitted from a lot rejected for nonconformance to the detailed requirements of the specifications) and drawing(s) unless authorized by the Contracting Officer.

   e. Unless authorized by the Contracting Officer, the lot from which the samples are drawn shall not be shipped until official notification has been provided by the Contracting Officer that the tested units have satisfactorily met the established requirements. Final acceptance of the lot shall not proceed until such notification has been provided.

   f. If the production lot sample contains samples for ballistic testing, the test samples shall be identified as such on the outer packs and the applicable Ballistic Test Request (BTR) number shall be stenciled on all outer packs and included on all shipping documents.

   g. The Contracting Officer shall by written notice to the Contractor within 30 days after receipt of the sample units by the government, approve, disapprove, or conditionally approve the lot acceptance sample.

   h. If the production lot sample fails to meet applicable requirements, the Contractor may be required at the option of the Government, to submit an additional production lot test sample for test. When notified by the Government to submit an additional production lot test sample, the Contractor shall at no additional cost to the Government make any necessary changes, modifications, or repairs and select another sample for testing. The additional test sample shall be furnished to the Government under the terms and conditions and within the time specified in the notification. The Government shall take action on this test sample within the time limit specified in paragraph g above. All costs associated with the additional testing shall be borne by the Contractor.

   i. If a ballistic test sample fails to meet contractual performance or functional requirements, the Contractor shell reimburse the Government for transportation costs associated with the failing sample, including the cost of transportation protective service and transportation security requirements when such security is required by other provision of this contract. An exception to this requirement for reimbursement of Government transportation costs will occur if the Government determines that the functional test samples failed to meet contractual performance requirements through no fault of the contractor.

   j. If the Contractor fails to deliver any production lot test sample(s) for test within the time or times specified, or if the Contracting Officer disapproves any production lot test sample(s), the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract. Therefore, this contract may be subject to termination for default. Failure of the Government in such an event to terminate this contract for default shall not relieve the contractor of the responsibility to meet the delivery schedule for production quantities.

   k. In the event the Contracting Officer does not approve, conditionally approve, or disapprove the production lot test sample(s) within the time specified in paragraph g above, the Contracting Officer shall equitably adjust the delivery or performance dates, or the contract price, or both, and any other contractual provision affected by such delay in accordance with the procedures provided in the Changes clause. Failure to agree to any adjustment shall be a dispute concerning a question of the fact within the meaning of the clause of this contract entitled Disputes.

The following is applicable to Clin 0003 (M14B4 Spiral Wrap Cartridge Case):

   a. A lot acceptance test sample is required to be submitted by the Contractor from each production lot tendered to the Government for acceptance. This sample shall consist of: 30 Cartridge Cases. The sample units shall be delivered by the Contractor Free on Board (FOB) destination, except when transportation protective service of transportation security is required by other provision of this

                      REFERENCE NO. OF DOCUMENT BRING CONTINUED    PAGE 25 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

contract. When such is the case, the sample units shall be delivered [ILLEGIBLE] FOB origin and shipped to the test facility identified below on a Government Bill of Lading for the following tests:

         TEST: EXCESS PRESSURE PHASE

         REQUIREMENTS: Obturation failure; Ejection failure; Primer retention failure; Splits or cracks in sidewall; Loose assembly; Splits or cracks within one caliber of the heat that do not extend through all layers of metal. Reference MIL-C-48423A with Amendment 3, Paragraphs 3.7.1, 3.7.2, 3.7.3, 3.7.4 and 4.4.5.2.1.

         SAMPLE: 30 CARTRIDGE CASES

         TEST FACILITY: YUMA PROVING GROUND

   b. When the production lot sample consists of components parts which require uploading at a Government Load, Assemble, and Pack (LAP) facility, and a shipping address is provided below, the contractor shall ship the sample units as specified above directly to the LAP facility. The LAP facility, upon completion of the uploading, will be responsible for shipping the samples to the tests facility indicated above in paragraph a.

         LAP FACILITY: To Be Determined

   c. The sample units shall be randomly selected from the entire lot by or in the presence of the Government Quality Assurance Representative. Unless otherwise specified, the sample units are considered to be destructively tested and are in addition to the units deliverable under the contract.

   d. Prior to selection of the sample units, the lot shall have been inspected to and meet all other requirements of the contract. A sample shall not be submitted from a lot rejected for nonconformance to the detailed requirements of the specifications) and drawing(s) unless authorized by the Contracting Officer.

   e. Unless authorized by the Contracting Officer, the lot from which the samples are drawn shall not be shipped until official notification has been provided by the Contracting Officer that the tested units have satisfactorily met the established requirements. Final acceptance of the lot shall not proceed until such notification has been provided.

   f. If the production lot sample contains samples for ballistic testing, the test samples shall be identified as such on the outer packs and the applicable Ballistic Test Request (BTR) number shall be stenciled on all outer pack and included on all shipping documents.

   g. The Contracting Officer shall by written notice to the Contractor within 30 days after receipt of the sample units by the government, approve, disapprove, or conditionally approve the lot acceptance sample.

   h. If the production lot sample fails to meet applicable requirements, the Contractor may be required at the option of the Government, to submit an additional production lot test sample for test. When notified by the Government to submit an additional production lot test sample, the Contractor shall at no additional cost to the Government make any necessary changes, modifications, or repairs and select another sample for testing. The additional test sample shall be furnished to the Government under the terms and conditions and within the time specified in the notification. The Government shall take action on this test simple within the time limit specified in paragraph g above. All costs associated with the additional testing shall be borne by the Contractor.

   i. If a ballistic test sample fails to meet contractual performance or functional requirements, the Contractor shall reimburse the Government for transportation costs associated with the failing sample, including the cost of transportation protective service and transportation security requirements when such security is required by other provision of this contract. An exception to this requirement for reimbursement of Government transportation costs will occur if the Government determines that the functional test samples failed to meet contractual performance requirements through no fault of the contractor.

   j. If the Contractor fails to deliver any production lot test sample(s) for test within the time or times specified, or if the Contracting Officer disapproves any production lot test sample(s), the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract. Therefore, this contract may be subject to termination for default. Failure of the Government in such an event to terminate this contract for default shall not relieve the contractor of the responsibility to meet the delivery schedule for production quantities.

   k. In the event the Contracting Officer does not approve, conditionally approve, or disapprove the production lot test sample(s) within the time specified in paragraph g above, the Contracting Officer shall equitably adjust the delivery or performance dates, or the contract price, or both, and any other contractual provision affected by such delay in accordance with the procedures provided in the Changes clause. Failure to agree to any adjustment shall be a dispute concerning a question of the fact within the meaning of the

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 26 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

clause of this contract entitled Disputes.

                                 (End of Clause)

(ES6035)

E-7       52.246-4528       REWORK AND REPAIR OF NONCOMFORMING MATERIAL         MAY/1994
          LOCAL

The following is applicable to Clins 0001, 0002, and 0003:

   a. Rework And Repair Are Defined As Follows:

      (1) Rework - The reprocessing of nonconforming material to make it conform completely to the drawings, specifications or contract requirements.

      (2) Repair - The reprocessing of nonconforming material in accordance with approved written procedures and operations to reduce, but not completely eliminate, the nonconformance. The purpose of repair is to bring nonconforming material into a usable condition. Repair is distinguished from rework in that the item after repair still does not completely conform to all of the applicable drawings, specifications or contract requirements.

   b. Rework procedures along with the associated inspection procedures shall be documented by the Contractor and submitted to the Government Quality Assurance Representative (QAR) for review prior to implementation. Rework procedures are subject to the QAR's disapproval.

   c. Repair procedures shall be documented by the Contractor and submitted on a Request for Deviation/Waiver, DD Form 1694, to the Contracting Officer for review and written approval prior to implementation.

   d. Whenever the Contractor submits a repair or rework procedure for Government review, the submission shall also include a description of the cause for the nonconformances and a description of the action taken or to be taken to prevent recurrence.

   e. The rework or repair procedure shall also contain a provision for reinspection which will take precedence over the Technical Data Package requirements and shall, in addition, provide the Government assurance that the reworked or repaired items have met reprocessing requirements.

                                 (End of clause)

(ES7012)

E-8       52.246.4531      ACCEPTANCE INSPECTION EQUIPMENT                      MAY/1994
          LOCAL

The following is applicable to Clins 0001, 0002, and 0003:

   a. Acquisition, maintenance, and disposition of inspection equipment shall be in accordance with ANSI/NCSL Z540-1 or ISO 10012-1.

   b. The Contractor shall provide all Acceptance Inspection Equipment (AIE) (except for any equipment listed as available in Section H and/or in Appendix I of this contract) necessary to assure conformance of components and end items to contract requirements. Equipment listed as available shall be furnished by the Government in accordance with the Government Property clause of this contract. Government furnished Acceptance Inspection Equipment shall not be used by the contractor or his subcontractors in lieu of work gages.

   c. All AIE shall be available for use prior to First Article submission, if First Article is required, or prior to initiation of production under this contract.

   d. Contractor furnished AIE shall be made (i) in accordance with the equipment drawings specified in Section C description/specifications section), or (ii) in accordance with any other design, provided that the design documentation is approved by the Government. AIE designs utilized for inspection of characteristics that are classified as Minor require approval by the Government

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 27 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

Quality Assurance Representative (QAR) . AIE design documentation for inspection of characteristics listed as Critical, Special, or Major shall be submitted to the Government for review and approval in accordance with the Contract Data Requirements List. DO Form 1423.

   e. Resubmission of AIE design documentation for approval on a follow on contract in not required provided inspection characteristic parameters) specified in the current technical data package and the previously approved AIE design documentation remain unchanged. The contractor shall provide the contract number and identify previously approved AIE documentation that meets the above prerequisites.

   f. The Government reserves the right to disapprove at any time during performance of this contract, use of any AIE not meeting the requirements of the approved design documentation.

                                 (End of clause)

(ES7010)

E-9       52.246-4532       DESTRUCTIVE TESTING                         MAY/1994
          LOCAL

The following is applicable to Clins 0001, 0002 and 0003:

   a. All costs for destructive testing by the Contractor and items destroyed by the Government are considered as being included in the contract unit price.

   b. Where destructive testing of items or components thereof is required by contract or specification, the number of items or components required to be destructively tested, whether destructively tested or not, shall be in addition to the quantity to the delivered to the Government as set forth in the Contract Schedule.

   c. All pieces of the complete First Article shall be considered as destructively tested items unless specifically exempted by other provisions of this contract.

   d. The contractor shall not reuse any components from items used in a destructive test during First Article, lot acceptance or inprocess testing, unless specifically authorized by the Contracting Officer.

   e. The Government reserves the right to take title to all or any items or components described above. The Government may take title to all or any items or components upon notice to the Contractor. The items or components of items to which the Government takes title shall be shipped in accordance with the Contracting Officer's instructions. Those items and components to which the Government does not obtain title shall be rendered inoperable and disposed of as scrap by the Contractor.

                                (End of clause)

(ES7011)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 28 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015      MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION F - DELIVERIES OR PERFORMANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

(FA7001)

          Regulatory Cite                         Title                           DATE
          ---------------       -----------------------------------------       --------
F-l       52.242-15             STOP-WORK ORDER                                 AUG/1989
F-2       52.242-17             GOVERNMENT DELAY OF WORK                        APR/1984
F-3       52.247-34             F.O.B. DESTINATION                              NOV/1991
F-4       52.247-48             F.O.B. DESTINATION - EVIDENCE OF SHIPMENT       FEB/1999
F-5       252.247-7023          TRANSPORTATION OF SUPPLIES BY SEA               MAY/2002

          DFARS

F-6       52.247-4531           COGNIZANT TRANSPORTATION OFFICER                MAY/1993
          LOCAL

      (a) The contract administration office designated at the time of contract award, or the office servicing the point of shipment if subsequently designated by the original office, will be the contact point to which the contractor will:

            (1) Submit, as necessary, DD Form 1659, Application for U.S. Government Bill(s) of Lading/Export Traffic Release, in triplicate at least ten days prior to date supplies will be available for shipment;

            (2) Obtain shipping instructions as necessary for F.O.B. Destination delivery, and

            (3) Furnish necessary information for MILSTRIP/MILSTAMP or other shipment documentation and movement control, Including air and water terminal clearances.

            (4) For FMS, at least ten days in advance of actual shipping date the contractor should request verification of "Ship to" and "Notification" address from the appropriate DCMAO.

      (b) The contract administration office will provide to the contractor data necessary for shipment marking and freight routing.

      (c) The contractor shall not ship directly to a military air or water port terminal without authorisation by the designated point of contact.

                                 (End of clause)

(FS7240)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 29 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

         PRON/                                                                   JOB
LINE     AMS CD/               OBLG                                             ORDER    ACCOUNTING     OBLIGATED
ITEM     MIPR           ACRN   STAT         ACCOUNTING  CLASSIFICATION          NUMBER    STATION         AMOUNT
------   ------------   ----   ----   ---------------------------------------   ------   ----------   --------------
0003AB   HH3B6038M2      AA     2     21  32034000031B1B02P41374226IEB S28017   3RM005   W52P1J       $ 1,378,650.00
         41374220020
         A1314020HGHH

0003AC   HH4B6037M2      AB     2     21  42034000041B1B02P41370626EB  S28017   4RM020   W52P1J       $   590,850.00
         41370630016
         A1414016HGHH
                                                                                                      --------------
                                                                                         TOTAL        $ 1,969,500.00

SERVICE                                                            ACCOUNTING     OBLIGATED
 NAME     TOTAL BY ACRN         ACCOUNTING CLASSIFICATION           STATION         AMOUNT
-------   -------------   --------------------------------------   ----------   --------------
Army            AA        21 32034000031B1B02P41374226EB  S28017   W52P1J       $ 1,378,650.00
Army            AB        21 42034000041B1B02P41370626EB  S28017   W52P1J       $   590,850.00
                                                                                --------------

                                                                   TOTAL        $ 1,969,500.00

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 30 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the Full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

(HA7001)

       Regulatory Cite                          Title                             Date
       ---------------    -------------------------------------------------     --------
H-l    252.247-7024       NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA     MAR/2000
       DFARS

H 2    52.242-4506        PROGRESS PAYMENT LIMITATION                           MAR/1988
       LOCAL

Prior to first article approval, only costs incurred for the first article are allowable for progress payments; however, such payments shall not exceed ten percent (10%) of the initial award value of the contract.\

                                 (End of Clause)

(HS6002)

H-3    246.671 LOCAL      MATERIAL INSPECTION AND RECEIVING REPORTS (DD         JAN/1995
                          FORM 250)

Material Inspection and Receiving Report (DD Form 250), required to be prepared and furnished to the Government under the clause of this contract entitled 'Material Inspection and Receiving Report', will be distributed by the Contractor in accordance with DOD FAR Supplement Appendix F, Part 4.

Send copies to:

1.    Purchasing Office

          Commander
          U.S. Army Field Support Command
          ATTN:  ANSFS-CCA-R
          Rock Island, IL 61299-6000

2.    Production Management

          Commander
          U.S. Army Joint Munitions Command
          ATTN: SFSJM-CDL
          Rock Island, IL  61299-6000

3.    Send additional copies in accordance with Table 1 and Table 2.

                                 (End of clause)

(MA[ILLEGIBLE]6025)

H-4    52.247-4545      PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION      NAY/1993

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 31 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

            LOCAL

The bidder/offerer is to fill in the 'Shipped From' address, if different from 'Place of Performance' indicated elsewhere in this section.

      Shipped From:
_______________________

_______________________

_______________________

For contracts involving F.O.B. Origin shipments furnish the following rail information:

Does Shipping Point have a private railroad siding////______YES _______ NO

If YES, give name of rail carrier serving it: ______________

If NO, give name and address of nearest rail freight station and carrier serving it:

Rail Freight Station Name and Address: __________________

Serving Carrier: __________________

                                 (End of Clause)

(HS7600)

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 32 OF 40

                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION I - CONTRACT CLAUSES

For Local Clauses See: http://ww.afsc.army.mil/ac/aais./ioc/clauses/index.htm

          Regulatory Cite                             Title                              Date
          ---------------    -----------------------------------------------------     --------
 I-1      52.202-1           DEFINITIONS                                               JUL/2004
 I-2      52.203-3           GRATUITIES                                                APR/1984
 I-3      52.203-5           COVENANT AGAINST CONTINGENT FEES                          APR/1984
 I-4      52.203-6           RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT     JUL/1995
 I-5      52.203-7           ANTI-KICKBACK PROCEDURES                                  JUL/1995
 I-6      52.203-8           CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR       JAN/1997
                             ILLEGAL OR IMPROPER ACTIVITY
 I-7      52.203-10          PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                             ACTIVITY                                                  JAN/1997
 I-8      52.203-12          LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                             TRANSACTIONS                                              JUN/2003
 I-9      52.204-4           PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER          AUG/2000

I-10      52.204-7           CENTRAL CONTRACTOR REGISTRATION                           OCT/2003
I-11      52.209-4           FIRST ARTICLE APPROVAL-GOVERNMENT TESTING (SEP 1989)-     JAN/1997
                             ALTERNATE I
I-12      52.209-6           PROTECTING THE GOVERNMENT'S INTEREST WHEN                 JAN/2005
                             SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED,
                             OR PROPOSED FOR DEBARMENT
I-13      52.211-5           MATERIAL REQUIREMENTS                                     AUG/2000
I-14      52.211-15          DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS              SEP/1990
I-15      52.215-2           AUDIT AND RECORDS - NEGOTIATION                           JUN/1999
I 16      52.215-8           ORDER OF PRECEDENCE-UNIFORM CONTRACT FORMAT               OCT/1997
I-17      52.219-8           UTILIZATION OF SMALL BUSINESS CONCERNS                    MAY/2004
I-18      52.219 9           SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2002) -           OCT/2001
                             ALTERNATE II
I-19      52.219-9           SMALL BUSINESS SUBCONTRACTING PLAN                        JAN/2OO2
I-20      52.219-16          LIQUIDATED DAMAGES - SUBCONTRACTING PLAN                  JAN/1999
I-21      52.222-19          CHILD LABOR-COOPERATION WITH AUTHORITIES AND REMEDIES     JUN/2004
I-22      52.222-20          WALSH-HEALEY PUBLIC CONTRACTS ACT                         DEC/1996
I-23      52.222-26          EQUAL OPPORTUNITY                                         APR/2002
I-24      52.222-35          EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS,          DEC/2001
                             VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE
                             VETERANS
I-25      52.222-36          AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES          JUN/1998
I-26      52.222-37          EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS,          DEC/2001
                             VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE
                             VETERANS
I-27      52.226-1           UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED      JUN/2000
                             ECONOMIC ENTERPRISES
I-28      52.229-3           FEDERAL, STATE, AND LOCAL TAXES                           APR/2003
I-29      52.232-1           PAYMENTS                                                  APR/1984
I-30      52.232-8           DISCOUNTS FOR PROMPT PAYMENT                              FEB/2002
I-31      52.232-11          EXTRAS                                                    APR/1984
I-32      52.232-17          INTEREST                                                  JUN/1996
I-33      52.232-25          PROMPT PAYMENT                                            OCT/2003
I-34      52.232-33          PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL            OCT/2003
                             CONTRACTOR REGISTRATION
I-35      52.233-1           DISPUTES                                                  JUL/2002
I-36      52.233-3           PROTEST AFTER AWARD                                       AUG/1996
I-37      52.242-2           PRODUCTION PROGRESS REPORTS                               APR/1991
I-38      52.242-12          REPORT OF SHIPMENT (REPSHIP)                              JUN/2003
I-39      52.242-13          BANKRUPTCY                                                JUL/1995
I-40      52.243-1           CHANGES - FIXED PRICE                                     AUG/1987
I-41      52.243-7           NOTIFICATION OF CHANGES                                   APR/1984
I-42      52.247-63          PREFERENCE FOR U.S. - FLAG AIR CARRIERS                   JUN/2003
I-43      52.249-2           TERMINATION FOR CONVENIENCE OF THE GOVERNMENT             MAY/2004
                             (FIXED-PRICE)
I-44      52.249-8           DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)                  APR/1984
I-45      52.253-1           COMPUTER GENERATED FORMS                                  JAN/1991
1-46                         *** THIS REFERENCE (IA0707) IS NO LONGER VALID ***
I-47      252.203-7001       PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER        MAR/1999
          DFARS              DEFENSE-CONTRACT - RELATED FELONIES
I-48      252.204-7003       CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT              APR/1992
          DFARS
I-49      252.204-7004       REQUIRED CENTRAL CONTRACTOR REGISTRATION                  NOV/2003
          DFARS
I-50      252.205-7000       PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT         DEC/1991
                             HOLDERS

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 33 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

          Regulatory Cite                             Title                              Date
          ---------------    -----------------------------------------------------     --------
          DFARS
I-51      252.225-7012       PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES               MAY/2004
          DFARS
I-52      252.226-7001       UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED         SEP/2004
                             ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL
          DFARS              BUSINESS CONCERNS
I-53      252.231-7000       SUPPLEMENTAL COST PRINCIPLES                              DEC/1991
          DFARS
I-54      252.242 7000       POSTAWARD CONFERENCE                                      DEC/1991
          DFARS
I-55      252.243-7001       PRICING OF CONTRACT MODIFICATIONS                         DEC/1991
          DFARS
I-56      252.246-7000       MATERIAL INSPECTION AND RECEIVING REPORT                  MAR/2003
          DFARS
I-57      52.209-4           FIRST ARTICLE APPROVAL-GOVERNMENT TESTING                 SEP/1989

The following is applicable to Clin 0001:

      (a) The Contractor shall deliver *unit(s) of Lot/Item * within ** calendar days from the date of this contract to the Government at _______ (insert name and address of the testing facility] for first article tests. The shipping documentation shall contain this contract number and the Lot/Item identification. The characteristics that the first article must meet and the testing requirements are specified elsewhere in this contract.

      (b) Within 30 calendar days after the Government receives the first article, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all retirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

***

* (See instructions regarding submission of First Article clause) ** (See schedule B)

 The following is applicable to Clins 0002 and 0003:

      (a) The contractor shall deliver *_unit(s) of Lot/Item * within ** calendar days from the date of this contract to the Government at _____ [insert name and address of the testing facility] for first article tests. The shipping documentation shall contain this contract number and the Lot/Item identification. The characteristics that the first article must meet and the testing retirements are specified elsewhere in this contract.

      (b) Within 45 calendar days after the Government receives the first article, the Contracting officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and condition of this contract. A notice of conditional approval shall state any further action required of the contractor. A notice of disapproval shall cite reasons for the disapproval.

***

*  (See instructions regarding submission of First Article clause)

** (See Schedule B)

                                 (End of clause)

(IF8003)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 34 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

I-58      52. 248-1    VALUE ENGINEERING                                FEB/2000

***

(a) Data. The Contractor may restrict the Government's right to use any part of a VECP or the supporting data by marking the following legend on the affected parts: These data, furnished under the Value Engineering clause of contract -1-, shall not be disclosed outside the Government or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government's right to use information contained in these data if it has been obtained or is otherwise available from the Contractor or from another source without limitations.

If a VECP is accepted, the Contractor hereby grants the Government unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Government shall have the rights specified in the contract modification implementing the VECP and shall appropriately mark the data. (The terms "unlimited rights" and "limited rights" are defined in Part 27 of the Federal Acquisition Regulation.)

                                (End of clause)

(IF8400)

I-59     52.217-6      EVALUATED OPTION FOR INCREASED QUANTITY          MAR/1989

      a. This solicitation includes an evaluated option (See Section M).

      b. The Government reserves the right to increase the quantity of the awarded clin by a quantity of up to and including but not exceeding 100 percent for each FY 05 and FY 06 as an evaluated option at the price(s) quoted below.

      c. If the Contractor does not quote a price hereunder, the lowest price offered/bid in the schedule for the identical item(s) shall be the price used for evaluation/award of any option quantities. All evaluation factors identified in the solicitation, except F.O.B. origin transportation costs, will be applied to the option quantity for evaluation purposes.

      d. The Contracting Officer may exercise the evaluated option at any time preceding the end of each fiscal year ending 30 September each year, by giving written notice to the Contractor.

      e. Delivery of the items added by exercise of this option shall continue immediately after, and at the same rate as delivery of like items called for under the contract, unless the parties agree otherwise.

      f. Subject to the limitations contained in this clause, the Government may exercise this option on one or more occasions.

      g. Offered Unit Prices for the Option Quantities are:

                                   Unit Price
                                   ----------------------
Evaluated Option
(F.O.B. Origin)                    $______CLIN 0003 (FY 05)

                                   $______CLIN 0003 (FY 06)

Varying prices nay be offered for the option quantities actually ordered and the dates when ordered. In as much as the unit price for the basic quantity may contain starting, load, testing, tooling, transportation or other costs not applicable to option quantities, offerors are requested to take these factors into consideration while setting forth the unit price(s) for the option quantities. The option price is expected (but not required) to be lower than the unit price for the initial quantity.

                                (End of Clause)

(IF6080)

I-60     52.243-7      NOTIFICATION OF CHANGES                          APR/1984

   (a) Definitions. "Contracting Officer." as used in this clause, does not include any representative of the Contracting Officer. "Specifically Authorized Representative (SAR)," as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this paragraph and shall be issued to the designated representative before the SAR exercises such authority.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 35 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFERER OR CONTRACTOR: VALENTEC SYSTEMS INC.

   (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within _________ (to be negotiated) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state-

      (1) The date, nature, and circumstances of the conduct regarded as [ILLEGIBLE] change;

      (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

      (3) The identification of any documents and the substance of any oral communication involved in such conduct;

      (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

      (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including-

         (i) What contract line items have been or may be affected by the alleged change;

         (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

         (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

         (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

      (6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

   (c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing prosptly and copies furnished to the Contractor and to the contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

   (d) Government response. The Contracting Officer shall promptly, within _____ (to be negotiated) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either-

      (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

      (2) Countermand any communication regarded as a change;

      (3) Deny that the conduct of which the contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

      (4) In the event the Contractor's notice information is inadequate to make a decision under paragraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is retired, and establish the date by which it should be furnished and the date, thereafter by which the Government will respond.

   (e) Equitable adjustments.

      (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes on increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made-

         (i) In the contract price or delivery schedule or both; and

         (ii) In such other provisions of the contract as may be affected.

      (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the contractor's failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

Note: The phrases "contract price" and "cost" wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations Thereof.

                                (End of clause)

(IF6250)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 36 OF 40
CONTINUATION SHEET
                       PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

I-61     52.246-17     WARRANTY OF SUPPLIES OF A NONCOMPLEX NATURE      JUN/2003

The following is applicable to Clins 0001, 0002 and 0003:

***

   (b) Contractor's obligations.

      (1) Notwithstanding inspection and acceptance by the Government of supplies furnished under this contract, or any condition of this contract concerning the conclusivenese thereof, the Contractor warrants that for 1095 days after acceptance [Contracting Officer shall state specific period of time after delivery, or the specified event whose occurrence will terminate the warranty period; e.g., the number of miles or hours of use, or combinations of any applicable events or periods of time]-

***

   (c) REMEDIES AVAILABLE TO THE GOVERNMENT.

      (1) The Contracting Officer shall give written notice to the Contractor of any breach of warranties in paragraph (b)(l) of this clause within 120 days after discovery of the defect. [Contracting officer shall insert specific period of time; e.g., "45 days of the last delivery under this contract, "or "45 days after discovery of the defect"].

***

                                 (End of clause)

(IF6070)

I-62     52.252-6      AUTHORIZED DEVIATIONS IN CLAUSES                 APR/1984

   (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

   (b) The use in this solicitation or contract of any DOD FAR SUPPLEMENT (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

                                 (End of clause)

(IF7016)

I-63     252.211-7005  SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS   FEB/2003
         DFARS

   (a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific Facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

   (b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet in Excel format at http://www.dcma.mil/onebook/7.0/7.2./7.2.6/reports/modified.xls.

   (c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

      (1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

      (2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

      (3) Identify the contract line items, subline items, components, or elements affected by the SPI process; and

      (4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

   (d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 37 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SPI Process:

Facility:

Military or Federal Specification or standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

   (e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror

          (1) Hay submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer: but

          (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

                                 [End of clause)

(IA7015)

I-64     152.243-7002   REQUESTS FOR EQUITABLE ADJUSTMENT               MAR/1998
         DFARS

***

   (b) In accordance with 10 U.S.C. 2410(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor:

            I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

                             ________________________

                               (Official's Name)

                             ________________________

***                                  (Title)

(IA7035)                         (End of clause)

I-62    ECONOMIC PRICE ADJUSTMENT-MATERIAL (BRASS/STEEL)

a) This clause applies to the unit price(s) for brass and steel only. The amount of increases or decreases will be limited to the unit price(s) of the actual material (brass/steel) only and shall not include such costs as labor, overhead, G&A and profit. The Contractor shall notify the Contracting Officer if, at any time during contract performance, the unit price(s) for brass and/or steel either increases or decreases. For the purpose of defining contract performance, the basic contract and any options are considered to be individual performance periods and will be considered independent of each other. The Contractor shall furnish this notice within 60 days after the increase or decrease, or within any additional period that the Contracting Officer may approve in writing, but not later than the date of final payment under this contract. The notice shall include the Contractor's proposal for an adjustment in the contract unit price(s) to be negotiated under paragraph (b) of this clause, and shall include, in the form required by the Contracting Officer, supporting data explaining the cause and effective date, and amount of the increase or decrease and the amount of the Contractor's

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 38 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

adjustment proposal.

(b) Promptly after the Contracting Officer receives the notice and data under paragraph (a) of this clause, the Contracting Officer and the Contractor shall negotiate a price adjustment in the contract unit price(s) and its effective date. However, the Contracting officer may postpone the negotiations until an accumulation of increases and decreased in unit price(s) of brass and/or steel results in an adjustment allowable under paragraph (c)(3) of this clause. The contracting officer shall modify this contract (1) to include the price adjustment and its effective date and (2) to revise the unit price(s) of material (brass/steel) as proposed to reflect the increases or decreases resulting from the adjustment. The Contractor shall continue performance pending agreement or, or determination of, any adjustment and its effective date.

(c) Any price adjustment under this clause is subject to the following limitations:

   (1) Any adjustment shall be limited to the effect on unit price(s) of the increase or decreases in the unit price(s) for brass and/or steel. There shall be no adjustment for-

      (i) Supplies or services for which the production cost is not affected by such changes;

      (ii) Changes in unit price(s) other than those proposed; or

      (iii) Changes in the quantities of material (brass/steel) used from those proposed for each item.

   (2) No upward adjustment shall apply to supplies or services that are required to be delivered or perforated before the effective dace of the adjustment, unless the contractor's failure to deliver or perform according to the delivery schedule results from causes beyond the Contractor's control and without its fault or negligence, within the meaning of the Default clause.

   (3) There shall be no adjustment for any change in the unit price(s) for material (brass/steel) which would not result in a net change of at least 3 percent of the then-current total contract price. This limitation shall not apply, however, if after final delivery of all contract line items, either party requests an adjustment under paragraph (b) of this clause. If the contractor anticipates such an adjustment will be required they shall inform the Contracting Officer no later than 90 days prior to final delivery during any performance period.

   (4) The aggregate of the increases in any contract unit price made under this contract shall not exceed 10 percent of the original unit price of material during any performance period of the contract. There is no percentage limitation on the amount of decreases that may be made under this clause.

(d)The Contracting Officer may examine the Contractor's books, records, and other supporting data relevant to the cost of material (brass/steel) during all reasonable times until the end of 3 years after the date of final payment under this contract or the time periods specified in Subpart 4.7 of the Federal Acquisition Regulation (FAR), whichever is earlier. Notwithstanding any other requirement of this clause the contractor shall provide to the Contracting Officer, on a semi-annual basis, in a form to be negotiated, information pertaining to actual or anticipated increases or decreases to the unit price(s) for material (brass/steel). As also required by this provision, the contractor shall complete the information required below:

BASE YEAR W/2 OPTION YEARS

M14 Brass Cartridge Case                Base Year      FY05           FY06
-------------------------------------   ---------      ----           ----
Proposed Brass Lbs.                     #              #              #
Proposed Brass Unit Price               $              $              $
Proposed Ml4 Brass Cartridge Case
 Unit Price                             $              $              $


M14B1 Steel Cartridge Case              Base Year      FY05           FY06
-------------------------------------   ---------      ----           ----
Proposed Steel Lbs.                     #              #              #
Proposed Steel Unit Price               $              $              $
Proposed M14B1 Steel Cartridge Case
 Unit Price                             $              $              $

M14B4 Spiral wrap cartridge case        Base Year      FY05           FY06
-------------------------------------   ---------      ----           ----
Proposed Steel Lbs.                     #              #              #
Proposed Steel Unit Price               $              $              $
Proposed M14B4 Spiral Wrap Cartridge
 Case Unit Price                        $              $              $

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 39 OF 40

                      PIIN/SIIN  W52P1J-05-C-0015      MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEM INC.

(End of Clause)

                         *** END OF NARRATIVE I 001 ***

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 40 OF 40
CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0015       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION J - LIST OF ATTACHMENTS

   List of                                                                       Number
   Addenda                            Title                             Date    of pages   Transmitted by
--------------     ----------------------------------------------       ----    --------   --------------
Exhibit A          CONTRACT DATA REQUIREMENTS LIST (CDRL) DD FORM
                     1423 M14
                   BRASS
Exhibit B          CONTRACT DATA REQUIREMENTS LIST (CDRL) DD FORM
                     1423 M14B1
                   STEEL
Exhibit C          CONTRACT DATA REQUIREMENTS LIST (CDRL) DD FORM
                     1423 M14B4
                   SPIRAL WRAP
Attachment 001     INSTRUCTIONS FOR DD FORM 1423
Attachment 002     GUIDANCE
Attachment 003     ADDRESS LIST
Attachment 004     DOCUMENT SUMMARY LIST M14 BRASS
Attachment 005     DOCUMENT SUMMARY LIST M14B1 STEEL
Attachment 006     DOCUMENT SUMMARY LIST M14B4 SPIRAL WRAP
Attachment 007     ADDRESS CODE FOR DISTRIBUTION
Attachment 008     IOC FORM 715-3  DEFENSE PRIORITIES AND
                     ALLOCATIONS SYSTEM
Attachment 009     SF LLL  DISCLOSURE OF LOBBYING ACTIVITIES
Attachment 010     SPECS MIL-V-12276 AND MIL-C-46487
Attachment 011     DRAWINGS 9280433. 9280434, 9280435
Attachment 012     ECP R04Q2008